THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IVIEW HOLDING CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to 20 Shares of Common Stock of Iview Holding Corp. (subject to adjustment as provided herein)

OPTION

No. _________________	Issue Date: February 13, 2006

Iview Holding Corp. a corporation organized under the laws of the State of Delaware (“Company”), hereby certifies that, for value received, LAURUS MASTER FUND, LTD. or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the date of this Option and at any time or from time to time, up to 20 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.01 par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Affiliate” means any person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified. For purposes of this definition, control of a person means the ownership, directly or indirectly, of more than 50% of the voting or equity securities or other interests of any such person.

(b) The term “Company” shall include Iview Holding Corp. and any corporation which shall succeed, or assume the obligations of, Iview Holding Corp. hereunder.

(c) The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.01 per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(d) The “Exchange Act” shall mean the Securities Exchange Act (1934).

(e) The “Exercise Price” applicable under this Option shall be a price of $0.01.

(f) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(g) The term “Purchase Agreement” refers to that certain Securities Purchase Agreement dated as of the date hereof among the Holder, Iview Digital Video Solutions Inc. and the Company.

1. Exercise of Option.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Company Acknowledgment. The Company will, at the time of the exercise of the Option, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of the Option. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.3 Trustee for Option Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Option pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of an option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Option, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Option pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Option (the “Trustee”).

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4. In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holders of the Option will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Option shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the holder of this Option and any Option agent of the Company (appointed pursuant to Section 9 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Option. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Option, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Option.

7. Assignment: Exchange of Option. Subject to compliance with applicable securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”), in whole or in part, at any time, to any person other than, upon and during the continuance of an event of default under any indebtedness owed by the Company or any of its Affiliates to the Holder or any of its Affiliates (after the expiry of all applicable grace periods), a competitor of the Company or any of its Affiliates or a person or entity whom senior management of the Company determines, acting reasonably, to be adverse in interest to the Company or its business. On the surrender for exchange of this Option, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

8. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

9. Option Agent. The Company may, by written notice to each Holder of the Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10. Transfer on the Company’s Books. Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Notices, Etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Option who has so furnished an address to the Company.

12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

[Balance of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

WITNESS:	IVIEW HOLDING CORP. (Delaware)
/s/ HEUNG HUNG LEE	By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President

EXHIBIT A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Options)

TO: Iview Holding Corp.

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Option (No. _____), hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Option.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Option, which is $_________. Such payment takes the form of $_______ in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________________ whose address is ___________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Option)

Address:

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Option)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Option to purchase the percentage and number of shares of Common Stock of Iview Holding Corp. into which the within Option relates specified under the headings “Percentage Transferred” and “Number Transferred”, respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Iview Holding Corp. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Option)

Address:

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED: [TRANSFEREE]

(Name)